UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2021

NortonLifeLock Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000, Tempe, AZ	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

(Former name or former address, if
changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders of NortonLifeLock Inc. (the “Company”) was held on September 14, 2021. Set forth below are the matters the stockholders voted on and the final voting results.

Proposal 1: Election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes
Sue Barsamian	477,437,351	5,212,204	749,258	37,572,998
Eric K. Brandt	374,128,794	108,489,634	780,385	37,572,998
Frank E. Dangeard	470,072,673	12,549,772	776,368	37,572,998
Nora M. Denzel	477,604,927	5,050,207	743,679	37,572,998
Peter A. Feld	470,999,983	11,618,565	780,265	37,572,998
Kenneth Y. Hao	480,944,950	1,685,896	767,967	37,572,998
Emily Heath	481,218,048	1,429,243	751,522	37,572,998
Vincent Pilette	481,100,743	1,479,261	818,809	37,572,998
Sherrese M. Smith	480,927,564	1,714,468	756,781	37,572,998

Each of the nine nominees was elected to the Company’s Board of Directors, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year:

Votes For	Votes Against	Abstentions	Broker Non-Votes
512,121,032	8,090,233	760,546	0

The appointment was ratified.

Proposal 3: Advisory vote to approve the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
449,243,581	32,083,606	2,071,626	37,572,998

The proposal was approved.

Proposal 4: Stockholder proposal regarding independent board chairman:

Votes For	Votes Against	Abstentions	Broker Non-Votes
249,572,763	232,880,203	945,847	37,572,998

The proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NortonLifeLock Inc.

Date: September 15, 2021	By:	/s/ Bryan S. Ko
Bryan S. Ko Chief Legal Officer and Corporate Secretary